                                                                    Exhibit 3.06

                                SIXTH AMENDMENT
       TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED,
                  OF DEVELOPERS DIVERSIFIED REALTY CORPORATION



                                                                      ------------------------------------------
[OHIO SEAL]            PRESCRIBED BY J. KENNETH BLACKWELL             EXPEDITE THIS FORM: (SELECT ONE)
                                                                      ------------------------------------------
                            Ohio Secretary of State                   MAIL FORM TO ONE OF THE FOLLOWING:
                                                                      ------------------------------------------
                          Central Ohio: (614) 466-3910                         PO Box 1390
                   Toll Free: 1-877-SOS-FILE (1-877-767-3453)         [ ] Yes    Columbus, OH 43216
                                                                      *** REQUIRES AN ADDITIONAL FEE OF $100 ***
www.state.oh.us/sos                                                   ------------------------------------------
-------------------                                                            PO Box 1028
e-mail: busserv@sos.state.oh.us                                       [X] NO   COLUMBUS, OH 43216
                                                                      ------------------------------------------

                     CERTIFICATE OF AMENDMENT BY DIRECTORS
                          OR INCORPORATORS TO ARTICLES
                                   (Domestic)
                               Filing Fee $50.00

(CHECK ONLY ONE (1) BOX)

-----------------------------------------------------------------------------------
(1) [X]  Amendment by Directors         (2) [ ]  Amendment by Incorporators
    [ ]  Amended by Directors               [ ]  Amended by Incorporators
         (123-AMDD)                              (124-AMDI)
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COMPLETE THE GENERAL INFORMATION IN THIS SECTION FOR THE BOX CHECKED ABOVE.
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Name of Corporation                Developers Diversified Realty Corporation
                                   ------------------------------------------------

Charter Number                     831795
                                   ------------------------------------------------

[X}  Please check if additional provisions attached thereto are incorporated herein and made a part of these articles of organization.

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COMPLETE THE INFORMATION IN THIS SECTION IF BOX (1) IS CHECKED.
-----------------------------------------------------------------------------------------------

Name the Title of Officer          Joan U. Allgood          Senior Vice President and Secretary
                                   ------------------       -----------------------------------
                                   (name)                   (title)

(CHECK ONLY ONE (1) BOX)

     [X] A meeting of the directors was duly called and held on  February 24, 2004
                                                                 ------------------------------
                                                                            (Date)

     [ ] In an writing signed by all the Directors pursuant to section 1701.54 of the ORC

The following resolution was adopted pursuant to section 1701.70(B)  (7)         of the ORC:
                                                                        --------
                                                              (insert proper paragraph number)

     See Attachment A.
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     -------------------------------------------------------------------------------------------

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                                  Page 1 of 2             Last Revised: May 2002

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
------------------------------------------------------------------------------------------------
COMPLETE THE INFORMATION IN THIS SECTION IF BOX (2) IS CHECKED.
------------------------------------------------------------------------------------------------

WE, the undersigned, being all of the incorporators of the above named corporation, do certify that the subscriptions to shares have not been received and the initial directors are not named in the articles. We hereby have elected to amend the articles as follows:

     -------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------

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        REQUIRED
  Must be authenticated             /s/ Joan U. Allgood                           3/8/04
(SIGNED) by an authorized           -----------------------------------  ------------------------
     representative                 Authorized Representative                      Date
   (SEE INSTRUCTIONS)
                                    Joan U. Allgood
                                    -----------------------------------
                                    (Print Name)
                                    Senior Vice President and Secretary
                                    -----------------------------------

                                    -----------------------------------

                                    -----------------------------------  ------------------------
                                    Authorized Representative                      Date

                                    -----------------------------------
                                    (Print Name)

                                    -----------------------------------

                                    -----------------------------------

                                    -----------------------------------

                                    -----------------------------------

                                    -----------------------------------  ------------------------
                                    Authorized Representative                      Date

                                    -----------------------------------
                                    (Print Name)

                                    -----------------------------------

                                    -----------------------------------
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                                  Page 2 of 2             Last Revised: May 2002


Developers Diversified Realty Corporation
Charter Number: 831795

                                  ATTACHMENT A

                                PRINCIPAL OFFICE

     RESOLVED, that in connection with the relocation of the Company's headquarters from Moreland Hills, Ohio to Beachwood, Ohio, the Company's Amended and Restated Articles of Incorporation, as amended (the "Articles"), are hereby amended by deleting Article SECOND in its entirety and substituting the following:

          SECOND: The place in the State of Ohio where the principal office of the Corporation is located is Beachwood, Cuyahoga County.